                                                                     Exhibit 99a

                              LETTER OF TRANSMITTAL

                                    To Tender
                       Unregistered 6.375% Notes due 2012
                      (Including Those in Book-Entry Form)

                                       of

                              HUBBELL INCORPORATED

       PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS DATED JUNE [__], 2002

       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
        NEW YORK CITY TIME, ON [________], 2002 (THE "EXPIRATION DATE"),
              UNLESS THE EXCHANGE OFFER IS EXTENDED BY THE COMPANY.

                  The Exchange Agent for the Exchange Offer is:

                               JPMORGAN CHASE BANK


                                   Deliver to:

                 By Registered or Certified Mail, Hand Delivery
                              or Overnight Courier:

                               JPMORGAN CHASE BANK
                                4 NEW YORK PLAZA
                                   13TH FLOOR
                            NEW YORK, NEW YORK 10041
                               ATTN: VICTOR MATIS
                           ITS-MONEY MARKET OPERATIONS

                                  By Facsimile:
                          (Eligible Institutions Only)
                (212) 623-8424, (212) 623-8430 OR (212) 623-8470

                               For Information or
                           Confirmation by Telephone:
                                 (212) 623-8286

         If documents are sent by facsimile, do not send original documents or additional copies by mail, by hand, or by overnight courier.

         Delivery of this Letter of Transmittal to an address or transmission of instructions via facsimile other than as set forth above will not constitute a valid delivery.

         If you wish to exchange unregistered 6.375% Notes due 2012 (The "Old Notes"), for an equal aggregate principal amount of registered 6.375% Notes due 2012 (The "New Notes"), pursuant to the exchange offer, you must validly tender (and not withdraw) Old Notes to the Exchange Agent prior to the Expiration Date.

                          SIGNATURES MUST BE PROVIDED.

           PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY BEFORE
                      COMPLETING THIS LETTER OF TRANSMITTAL

         This Letter of Transmittal is to be completed by holders of Old Notes either if Old Notes are to be forwarded herewith or if tenders of Old Notes are to be made by book-entry transfer to an account maintained by JPMorgan Chase Bank (the "Exchange Agent") at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering" in the Prospectus (as defined).

         Holders of Old Notes whose certificates for such Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer Guaranteed Delivery Procedures" in the Prospectus.

                        DESCRIPTION OF TENDERED OLD NOTES


                                                                                                                   AGGREGATE
                     NAMES(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)                     CERTIFICATE            PRINCIPAL AMOUNT
                       AS IT APPEARS ON THE 6.375% NOTES DUE 2012                         NUMBER(S)               OF OLD NOTES
                               (PLEASE FILL IN, IF BLANK)                                OF OLD NOTES               TENDERED






                                                                                  TOTAL PRINCIPAL AMOUNT OF
                                                                                     OLD NOTES TENDERED:

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)



[  ]     CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY
         TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

         Name of Tendering Institution
                                       -----------------------------------------

         Account Number
                        --------------------------------------------------------

         Transaction Code Number
                                 -----------------------------------------------



[  ]     CHECK HERE AND ENCLOSE A COPY OF THE NOTICE OF GUARANTEED DELIVERY IF
         TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

         Name of Registered Holder(s)
                                     -------------------------------------------

         Window Ticket Number (if any)
                                       -----------------------------------------

         Date of Execution of Notice of Guaranteed Delivery
                                                            --------------------

         Name of Institution which Guaranteed Delivery
                                                       -------------------------

         If Guaranteed Delivery is to be made by Book-Entry Transfer:

         Name of Tendering Institution
                                       -----------------------------------------

         Account Number
                        --------------------------------------------------------

         Transaction Code Number
                                 -----------------------------------------------



[  ]     CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD
         NOTES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE.



[  ]     CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR
         ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name:
               -----------------------------------------------------------------

         Address:
                  --------------------------------------------------------------

Ladies and Gentlemen:

         1. The undersigned hereby tenders to Hubbell Incorporated, a Connecticut corporation (the "Company"), the Old Notes, described above, pursuant to the Company's offer of $1,000 principal amount of the New Notes in exchange for each $1,000 principal amount of the Old Notes, upon the terms and subject to the conditions contained in the Prospectus dated June [__], 2002 (the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Exchange Offer").

         2. The undersigned hereby represents and warrants that it has full authority to tender the Old Notes described above. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the tender of Old Notes.

         3. The undersigned understands that the tender of the Old Notes pursuant to all of the procedures set forth in the Prospectus will constitute an agreement between the undersigned and the Company as to the terms and conditions set forth in the Prospectus.

         4. Unless the box under the heading "Special Registration Instructions" is checked, the undersigned hereby represents and warrants that:

                  (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the undersigned and any beneficial owner of the Old Notes (a "Beneficial Owner");

                  (ii) neither the undersigned nor any Beneficial Owner is engaging in or intends to engage in a distribution of such New Notes;

                  (iii) neither the undersigned nor any Beneficial Owner has an arrangement or understanding with any person to participate in the distribution of such New Notes;

                  (iv) if the undersigned or any Beneficial Owner is a resident of the State of California, it falls under the self-executing institutional investor exemption set forth under Section 25102(i) of the Corporate Securities Law of 1968 and Rules 260.102.10 and
         260.105.14 of the California Blue Sky Regulations;

                  (v) if the undersigned or any Beneficial Owner is a resident of the Commonwealth of Pennsylvania, it falls under the self-executing institutional investor exemption set forth under Sections 203(c), 102(d) and (k) of the Pennsylvania Securities Act of 1972, Section
         102.111 of the Pennsylvania Blue Sky Regulations and an interpretive opinion dated November 16, 1985;

                  (vi) the undersigned and each Beneficial Owner acknowledges and agrees that any person who is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or is participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act"), in connection with a secondary resale transaction of the New Notes or interests therein acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters;

                  (vii) the undersigned and each Beneficial Owner understands that a secondary resale transaction described in clause (vi) above and any resales of New Notes or interests therein obtained by such holder in exchange for Old Notes or interests therein originally acquired by such holder directly from the Company should be covered by an effective registration statement containing the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission; and

                  (viii) neither the holder nor any Beneficial Owner is an "affiliate," as such term is defined under Rule 405 promulgated under the Securities Act, of the Company. Upon request by the Company, the undersigned or Beneficial Owner will deliver to the Company a legal opinion confirming it is not such an affiliate.

         5. The undersigned may, IF AND ONLY IF UNABLE TO MAKE ALL OF THE REPRESENTATIONS AND WARRANTIES CONTAINED IN ITEM 4 ABOVE, elect to have its Old Notes registered in the shelf registration described in the Registration Rights Agreement, dated as of May 15, 2002 (the "Registration Rights Agreement"), among the Company, J.P. Morgan Securities, Inc., BNY Capital Markets, Inc., Deutsche Bank Securities Inc., First Union Securities, Inc., Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc. as the Initial Purchasers. Such election may be made by checking the box under "Special Registration Instructions" on page 6 hereof. By making such election, the undersigned agrees, jointly and severally, as a holder of transfer restricted securities participating in a shelf registration, to indemnify and hold harmless the Company, its agents, employees, directors and officers and each Person who controls the Company, within the meaning of Section 15 of the Securities Act or
Section 20(a) of the Exchange Act, against any and all losses, claims, damages and liabilities whatsoever (including, without limitation, the reasonable legal and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) arising out of or based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the shelf registration statement filed with respect to such Old Notes or the Prospectus or in any amendment thereof or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to the undersigned furnished to the Company in writing by or on behalf of the undersigned expressly for use therein. Any such indemnification shall be governed by the terms and subject to the conditions set forth in the Registration Rights Agreement, including, without limitation, the provisions regarding notice, retention of counsel, contribution and payment of expenses set forth therein. The above summary of the indemnification provision of the Registration Rights Agreement is not intended to be exhaustive and is qualified in its entirety by reference to the Registration Rights Agreement.

         6. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer and Old Notes held for its own account were not acquired as a result of market-making or other trading activities, such Old Notes cannot be exchanged pursuant to the Exchange Offer.

         7. Any obligation of the undersigned hereunder shall be binding upon the successors, assigns, executors, administrators, trustees in bankruptcy and legal and personal representatives of the undersigned.

         8. Unless otherwise indicated herein under "Special Delivery Instructions," the certificates for the New Notes will be issued in the name of the undersigned.

                          SPECIAL DELIVERY INSTRUCTIONS
                               (SEE INSTRUCTION 1)

         To be completed ONLY IF the New Notes are to be issued or sent to someone other than the undersigned or to the undersigned at an address other than that provided above.

                            Mail[ ]   Issue[ ]    (check appropriate boxes)
                                                   certificates to:

                            Name:
                                 -----------------------------------------------
                                                   (Please Print)

                            Address:
                                    --------------------------------------------

                                    --------------------------------------------

                                    --------------------------------------------
                                                 (Including Zip Code)


               (EMPLOYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                DTC Account Number:
                                   ---------------------------------------------

                        SPECIAL REGISTRATION INSTRUCTIONS
                                  (SEE ITEM 5)

         To be completed ONLY IF (i) the undersigned satisfies the conditions set forth in Item 5 above, (ii) the undersigned elects to register its Old Notes in the Shelf Registration described in the Registration Rights Agreement and
(iii) the undersigned agrees to indemnify certain entities and individuals as set forth in the Registration Rights Agreement and summarized in Item 5 above.

[ ] By checking this box the undersigned hereby (i) represents that it is unable to make all of the representations and warranties set forth in Item 4 above, (ii) elects to have its Old Notes registered pursuant to the Shelf Registration described in the Registration Rights Agreement and (iii) agrees to indemnify certain entities and individuals identified in, and to the extent provided in, the Registration Rights Agreement and summarized in Item 5 above.

                                    SIGNATURE

         To be completed by all exchanging noteholders. Must be signed by registered holder exactly as name appears on Old Notes. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

X
-------------------------------------------------------------
X
-------------------------------------------------------------
SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATURE

Dated:
      -----------------------------------------------

Names(s):
         --------------------------------------------
                (PLEASE TYPE OR PRINT)

Capacity:
         --------------------------------------------

Address:
        ---------------------------------------------
                 (INCLUDING ZIP CODE)

Area Code and Telephone No:
                           -----------------------------------


               SIGNATURE GUARANTEE (IF REQUIRED BY INSTRUCTION 1)


--------------------------------------------------------------------------------
             (Name of Eligible Institution Guaranteeing Signatures)

--------------------------------------------------------------------------------
  (Address (Including Zip Code) and Telephone Number (Including Area Code) of
                                     Firm)

--------------------------------------------------------------------------------
                             (Authorized Signature)

--------------------------------------------------------------------------------
                                 (Printed Name)

--------------------------------------------------------------------------------
                                     (Title)

Dated:
      ---------------------




                     PLEASE READ THE FOLLOWING INSTRUCTIONS,
                 WHICH FORM A PART OF THIS LETTER OF TRANSMITTAL

                                  INSTRUCTIONS

         1. GUARANTEE OF SIGNATURES. Signatures on this Letter of Transmittal must be guaranteed by an eligible guarantor institution that is a member of or participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or by an "eligible guarantor institution" within the meaning of Rule l7Ad-15 promulgated under the Exchange Act (an "Eligible Institution") unless the box entitled "Special Registration Instructions" or "Special Delivery Instructions" above has not been completed or the Old Notes described above are tendered for the account of an Eligible Institution.

         2. DELIVERY OF LETTER OF TRANSMITTAL AND OLD NOTES. The Old Notes, together with a properly completed and duly executed Letter of Transmittal (or copy thereof), should be mailed or delivered to the Exchange Agent at the address set forth above.

         THE METHOD OF DELIVERY OF OLD NOTES AND THE LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES, OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

         3. SIGNATURE ON LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by a person other than a registered holder of any Old Notes, such Old Notes must be endorsed or accompanied by appropriate bond powers, signed by such registered holder exactly as such registered holder's name appears on such Old Notes.

         If this Letter of Transmittal or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

         4. TAXPAYER IDENTIFICATION NUMBER AND SUBSTITUTE FORM W-9. Federal income tax law generally requires that each tendering holder is required to provide the Exchange Agent with its correct taxpayer identification number, which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct taxpayer identification number or an adequate basis for an exemption, the holder may be subject to backup withholding in an amount equal to up to 31% of the reportable payments made with respect to the New Notes and a $50 penalty imposed by the Internal Revenue Service. If withholding results in an over-payment of taxes, a refund may be obtained. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         To prevent backup withholding, each holder tendering Old Notes must provide such holder's correct taxpayer identification number by completing the Substitute Form W-9 set forth herein, certifying that the taxpayer identification number provided is correct (or that such holder is awaiting a taxpayer identification number), and that (i) such holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

         If the holder tendering outstanding notes does not have a taxpayer identification number, such holder should consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for instructions on applying for a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the

Certification of Awaiting Taxpayer Identification Number set forth therein. If the holder tendering Old Notes does not provide such holder's taxpayer identification number to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes such holder's taxpayer identification number to the Exchange Agent. Note: Writing "Applied For" on the form means that the holder tendering Old Notes has already applied for a taxpayer identification number or that such holder intends to apply for one in the near future.

         If the Old Notes are registered in more than one name or are not in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for information on which taxpayer identification number to report.

         Exempt holders tendering Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder tendering outstanding notes must enter its correct taxpayer identification number in Part I of the Substitute Form W-9, write "Exempt" in Part 2 of such form and sign and date the form. See the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8, "Certificate of Foreign Status," signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent.

         The Company reserves the right in its sole discretion to take whatever steps are necessary to comply with its obligation regarding backup withholding.

         5. MISCELLANEOUS. All questions as to the validity, form, eligibility (including time of receipt), acceptance, and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding on all parties. The Company reserves the absolute right to reject any or all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities, or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of defects in such tenders or shall incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder thereof as soon as practicable following the Expiration Date.

                        PAYOR'S NAME: JPMORGAN CHASE BANK


                         PART 1 - PLEASE PROVIDE YOUR TIN IN                    TIN -----------------------------
SUBSTITUTE               THE BOX AT RIGHT AND CERTIFY BY                        (Social Security Number(s) or
                         SIGNING AND DATING BELOW.                              Employer Identification Number(s))
FORM W-9
                         PART 2 -- FOR PAYEES EXEMPT FROM BACKUP
                         WITHHOLDING PLEASE WRITE "EXEMPT"
                         HERE (SEE INSTRUCTIONS) ---------------

                         PART 3 -- CERTIFICATION -- UNDER PENALTIES OF
DEPARTMENT OF            PERJURY, I CERTIFY THAT (1) The number shown on this
THE TREASURY             form is my correct taxpayer identification number (or
INTERNAL                 I am waiting for a number to be issued to me), and
REVENUE SERVICE          (2) I am not subject to backup withholding because:
                         (a) I am exempt from backup withholding, (b) I have
                         not been notified by the Internal Revenue Service
                         (the "IRS") that I am subject to backup withholding
PAYOR'S REQUEST FOR      as a result of a failure to report all interest or
TAXPAYER IDENTIFICATION  dividends, or (c) the IRS has notified me that I am
NUMBER ("TIN")           no longer subject to backup withholding.

                         THE INTERNAL REVENUE SERVICE DOES
                         NOT REQUIRE YOUR CONSENT TO ANY
                         PROVISION OF THIS DOCUMENT OTHER
                         THAN THE CERTIFICATIONS REQUIRED TO
                         AVOID BACKUP WITHHOLDING.

                         SIGNATURE:                                             DATE:           , 2002
                                   -------------------------------------------       -----------


         You must cross out item (2) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

                   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
            IF YOU WROTE "APPLIED FOR" IN PART 1 OF THE SUBSTITUTE FORM W-9.


            CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND EITHER (1) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE, OR
   (2) I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER WITHIN SIXTY DAYS, THE PAYOR IS REQUIRED TO WITHHOLD UP TO 31% OF ALL CASH PAYMENTS MADE TO ME THEREAFTER UNTIL I PROVIDE A NUMBER.

   Signature:                                  Date:
             ------------------------------         ----------------------------


         NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF UP TO 31 PERCENT (31%) OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.